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                                                                Exhibit 10(a)
                           FIRST AMENDMENT
                                TO
                COMMERCIAL LOAN AND SECURITY AGREEMENT
                         AND WAIVER AGREEMENT


      THIS FIRST AMENDMENT AND WAIVER AGREEMENT (the "Amendment"), dated May 13, 2003 is entered into by and among TRANS-LUX CORPORATION, a Delaware corporation (the "Borrower"), PEOPLE'S BANK ("People's") and THE BANK OF NEW YORK ("BNY" and together with People's and their respective successors and assigns, the "Lenders" and each individually a "Lender") and PEOPLE'S BANK, a Connecticut state chartered banking corporation with an office at 350 Bedford Street, Stamford, Connecticut 06901, as agent for the Lenders, (hereinafter referred to as the "Agent").

                               Background
                               ----------

      A. Reference is made to that certain Commercial Loan and Security Agreement, dated February 12, 2003, by and among the Borrower, Lenders and the Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lenders agreed to make loans to, and otherwise extend credit for the benefit and/or account of, the Borrower in the amounts and subject to the terms and conditions set forth in the Loan Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

      B. Subsequent to the execution of the Loan Agreement, Trans-Lux West Corporation ("Seller"), a Secured Guarantor under the Loan Agreement, agreed to sell certain of its assets in connection with the sale of its Custom Sports Division (the "Sale") to Barco, Inc. (the "Purchaser"). The Sale had been listed on Schedule 6.6 to the Loan Agreement, and was authorized by the Lenders.

      C. On March 28, 2003 Borrower entered into that certain Asset Purchase Agreement (the "Asset Purchase Agreement") by and among Borrower, Seller, Purchaser and Barco, NV, pursuant to which Borrower agreed under Section 2.1.4 and Section 10.5 of the Asset Purchase Agreement to guaranty certain payment obligations of Seller (the "Guarantor Obligations"). Borrower simultaneously executed that certain Guaranty of even date therewith by and among Borrower, Seller and Barco, Inc. guaranteeing the Guarantor Obligations.

      D. Section 6.2 of the Loan Agreement provides that Borrower shall not, without the consent of Lenders, "[C]reate, incur, assume, or suffer to exist any recourse or nonrecourse Indebtedness." Section 6.7 of the Loan Agreement provides that Borrower shall not, without the consent of Lenders, "[A]ssume, guarantee, endorse or otherwise become liable upon the obligations of any Person, firm or corporation..."

      E. Borrower has requested that Lenders, among other things, (i) amend the Loan Agreement to reflect certain changes as a result of the Sale, (ii) correct an error in a payment


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date of the Term Loans, and (iii) waive the Events of Default arising from
Borrower's guaranty described in paragraph C above.

      F. Lenders have agreed to Borrower's request, subject to the terms and conditions contained in this Agreement.

                               Agreement
                               ---------

      In consideration of the Background, which is incorporated by this reference, other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and the mutual promises and covenants contained in this Amendment, the parties, intending to be bound legally, agree as follows:

      1.  (a)   Amended and Restated Term Loan Notes.  Simultaneously with the execution and delivery of this Amendment, Borrower is executing and delivering to Lenders (i) the $4,666,666.67 Amended and Restated Term Loan A Promissory Note payable to the order of People's in the form of Exhibit A-1 attached hereto, and (ii) the $2,333,333.33 Amended and Restated Term Loan A Promissory Note payable to the order of BNY in the form of Exhibit A-2 attached hereto (collectively, the "Amended Term Loan A Notes"), (iii) the $6,666,666.67 Amended and Restated Term Loan B Promissory Note payable to the order of People's in the form of Exhibit B-1 attached hereto, and (iv) the $3,333,333.33 Amended and Restated Term Loan B Promissory Note in the form of Exhibit B-2 attached hereto (collectively, the "Amended Term Loan B Notes") (The Amended Term Loan A Notes and the Amended Term Loan B Notes are hereinafter referred to as the "Amended Term Loan Notes"). The Lenders shall return to Borrower the original $4,666,666.67 Term Loan A Promissory Note, the original $2,333,333.33 Term Loan A Promissory Note, the original $6,666,666.67 Term Loan B Promissory Note and the original $3,333,333.33 Term Loan B Promissory Note, each marked "Replaced." All references in the Loan Agreement to Term Loan A Notes shall be deleted and replaced with references to the Amended Term Loan A Notes, and all references in the Loan Agreement to the Term Loan B Notes shall be deleted and replaced with references to the Amended Term Loan B Notes.

          (b) Borrower shall pay interest on the outstanding principal balance of the Amended Term Loan Notes and shall repay the indebtedness evidenced by the Amended Term Loan Notes in accordance with their terms.

          (c) Borrower's obligations under the Amended Term Loan Notes shall continue to be secured by the Collateral.

      2. Amendments. All of the other provisions of the Loan Agreement shall remain in full force and effect except as follows:

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          (a) Section 1.1 (Definitions and Accounting Terms) of the Loan
Agreement is modified such that the definition of "Federal Funds Rate" is hereby deleted and the following is substituted therefor:

          "Federal Funds Rate" means, for any day, the rate per annum (rounded, if necessary, to the next greater 1/16 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by the Federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of such quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

          (b) Section 1.1 (Definitions and Accounting Terms) of the Loan Agreement is further modified such that the following definitions are hereby deleted in their entirety:

              (i)     "Subordinated Debentures"
              (ii)    "Subordinated Notes"

          (c) Section 1.1 (Definitions and Accounting Terms) of the Loan Agreement is further modified such that the definition of "Subordinated Debt" is hereby deleted and the following is substituted therefor:

          "Subordinated Debt" has the meaning set forth in Section 7.5(h).

          (d) Section 2.2A (Term Loan A) of the Loan Agreement is modified such that paragraph (c) is hereby deleted in its entirety and the following is substituted therefor:

          (c) The Borrower shall make equal quarterly payments of principal in respect to Term Loan A plus accrued interest in accordance with a fifteen year amortization schedule, commencing April 1, 2003 and continuing on the first Business Day of each succeeding fiscal quarter of the Borrower thereafter through and including July 1, 2005 until the outstanding principal amount of Term Loan A, together with all interest accrued thereon, has been fully paid, except that if not sooner paid, the principal amount, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

          (e) Section 2.2B (Term Loan B) of the Loan Agreement is modified such that paragraph (c) is hereby deleted in its entirety and the following is substituted therefor:

          (c) Commencing April 1, 2003 and continuing on the First Business Day of each succeeding fiscal quarter of the Borrower thereafter through and including July 1, 2005, the Borrower shall make equal quarterly payments of principal, plus accrued interest, in

                                       3

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          accordance with a seven year amortization schedule, until the outstanding principal amount of Term Loan B, together with all interest accrued thereon, has been fully paid, except that if not sooner paid, the principal amount, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

          (f) Section 7.5 (Certain Financial Terms) of the Loan Agreement is modified such that paragraph (h) is hereby deleted and the following is substituted therefor:

          (h) "Subordinated Debt" means Indebtedness of the Borrower which is subordinated in payment and priority to the Debt upon terms and conditions and pursuant to subordination agreements satisfactory to the Lenders in their sole discretion.

          (g) Section 8.4 (Lenders' Appointment as Attorney-in-fact) of the Loan Agreement is modified such that the entire section is hereby deleted and the following is substituted therefor:

          8.4 Agent's Appointment as Attorney-in-fact. On the Closing Date the Borrower shall execute and deliver a Power of Attorney in the form attached as Exhibit G. The power of attorney granted pursuant to the Power of Attorney and all powers granted under any Loan Documents are powers coupled with an interest and shall be irrevocable until the Maturity Date. The powers conferred on the Agent for the Lenders under the Power of Attorney are solely to protect Lenders' interests in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees and promises that
          (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, (b) Agent shall only exercise the powers granted under the Power of Attorney in respect of Collateral, provided, except as otherwise required by applicable law, Agent and Lenders shall not have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts that Agent actually receives as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO THE BORROWER FOR ANY ACT OR FAILURE TO ACT PURSUANT TO THE POWERS GRANTED UNDER THE POWER OF ATTORNEY OR OTHERWISE, EXCEPT FOR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. The Borrower also hereby authorizes Agent and any Lender to file

                                       4

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          any financing or continuation statement without the signature of the
          Borrower to the extent permitted by applicable law.

          3. Waiver. Borrower acknowledges that the actions in connection with the Sale described in Paragraph C of the Background hereof constitute Events of Default. Lenders hereby waive the Events of Default arising solely out of the Borrower's failure to comply with the negative covenants set forth in Sections
6.2 and 6.7 of the Loan Agreement by guaranteeing the payment and performance obligations of Seller pursuant to the Asset Purchase Agreement and the Guaranty.

          4. Reservation of Rights. Lenders hereby reserve all of their rights and remedies under the Loan Agreement and under applicable law with respect to any Event of Default other than the Events of Default set forth in Paragraph 3 above, or as otherwise expressly set forth herein. No action or inaction on the part of the Lenders or Agent shall constitute a waiver of any Event of Default or of the Lenders' rights and remedies in respect thereof other than as expressly set forth herein. The granting of such waiver shall not impose or imply an obligation on the Lenders to grant a waiver on any future occasion.

          5. Representations and Warranties. All of the representations, warranties and covenants contained in the Loan Documents are true and correct on and as of the date hereof, are incorporated herein by this reference, and are remade. Without limiting the generality of the foregoing, the Borrower specifically represents, warrants and covenants that:

              (a) Loan Balances. As of the close of business on May 8, 2003 (i) the principal balance outstanding of the Revolving Loans is $0, plus accrued and unpaid interest, (ii) the principal balance outstanding of Term Loan A is $6,883,333.33, plus accrued and unpaid interest, (iii) the principal balance outstanding of Term Loan B is $9,642,857.14, plus accrued and unpaid interest, and (iv) the outstanding amount due under all Letters of Credit issued for the account of the Borrower is $0. All amounts set forth in the preceding sentence and all costs and expenses thereon are due under the Loan Agreement without defense, off-set or counterclaim. Borrower acknowledges that it is legally, validly and enforceably liable to Lenders for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Amendment, the Loan Agreement as amended hereby, the Amended Term Loan Notes, and the First Amendment to Guarantor Security Agreement referred to in Paragraph 6(c) hereof, and that Borrower has no claims, demands or rights of set-off against Lenders in connection with the Loans or the Letters of Credit. Borrower further acknowledges that all indebtedness, liabilities and obligations of Borrower to Lenders, whenever and however arising including, without limitation, the Loans, is secured by a first lien on and security interest in the Collateral. Borrower further acknowledges that in accordance with the terms of the Loan Agreement, Borrower may borrow, repay and reborrow revolving loan funds, and accordingly the principal balance of the Revolving Loans may increase or decrease from time to time.

              (b) No Default. Except as set forth in Paragraph 3 above, neither Borrower nor Seller is in default under the Loan Documents. No event has occurred which would constitute a Default or an Event of Default.

                                       5

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              (c) No Liquidation.  There are no liquidation or dissolution proceedings pending or threatened against Borrower or any Secured Guarantor and no other event has occurred which affects or threatens the corporate existence of Borrower or any Secured Guarantor.

              (d) Advised by Counsel. Borrower acknowledges that (i) it has been advised by counsel in the negotiation, execution and delivery of this Amendment, (ii) it has made an independent decision to enter into this Amendment without reliance on any representation, warranty, covenant or undertaking by Agent or Lenders, (iii) Lenders have no fiduciary obligation toward Borrower with respect to this Amendment or the Loan Documents, (iv) the relationship between Borrower and Lenders pursuant to this Amendment and the Loan Documents is and shall be solely that of debtor and creditors, respectively, and (v) it understands the meaning and legal effect of this Amendment.

              (e) No Adverse Developments. There has not been any change in the business or financial condition of Borrower since February 12, 2003 which would have a Material Adverse Effect or adversely impair the ability of Borrower to comply with its obligations under the Loan Documents, as amended.

              (f) No Litigation. Except as disclosed on Schedule 4.6 to the Loan Agreement, there are no pending, or to Borrower's knowledge threatened, proceedings before any court, Governmental Authority, board of arbitration, or arbitrator to which Borrower or any Guarantor is a party and which would materially and adversely affect the transactions contemplated by this Amendment or the Loan Documents or materially and adversely affect Borrower's ability to conduct its business.

              (g) No Conflict. The execution and delivery of this Amendment, the consummation of the transactions contemplated herein, and the fulfillment of or compliance with the terms and conditions of this Amendment are not prevented or limited by, and do not conflict with or result in a breach of the terms, conditions or provisions of Borrower's Certificate of Incorporation or By-Laws, any law, rule, regulation, judgment, order or decree applicable to or binding on the Borrower or any Guarantor or any evidence of indebtedness, agreement or instrument of any nature to which Borrower or any Guarantor is now a party or by which Borrower or any Guarantor is bound, nor constitute a default under any of the foregoing.

              (h) No Violation of Law. To the best of its knowledge, neither the Borrower nor any Guarantor is in violation of any federal, state or local law, regulation or order, which violation would have a Material Adverse Effect and Borrower has not received any notice of any such violation.

              (i) Corporate Authority. The Borrower has full corporate power and authority to enter into and perform its obligations under this Amendment, the Loan Agreement as amended hereby and the Amended Term Loan Notes, and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate

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action.  No other consent or approval, or the taking of any other action in respect of shareholders, members or any public authority, is required as a condition to the validity or enforceability of this Amendment, the Loan Agreement as amended hereby, the Amended Term Loan Notes or any of the other Loan Documents.

          6. Conditions Precedent. Lenders' obligations hereunder are subject to the satisfaction as of the date of this Amendment of each of the following conditions precedent which shall be in form, scope and substance satisfactory to Lenders and their counsel:

              (a) Evidence of Corporate Action. Lenders shall have received certified copies of all Board of Director resolutions adopted by Borrower to authorize the execution, delivery and performance of this Amendment, together with copies of all amendments to Borrower's Certificate of Incorporation and By-Laws adopted since February 12, 2003, and such other papers as Agent or its counsel may reasonably require.

              (b) Amendment and Waiver Fee. In consideration for entering into this Amendment, the Borrower shall have paid to the Agent for the benefit of Lenders, upon execution of this Amendment, a fee in the amount of $27,500.00.

              (c) First Amendment to Guarantor Security Agreement. Lenders shall have received an executed First Amendment to Guarantor Security Agreement of even date herewith from the Secured Guarantors, amending the description of collateral securing the Loans.

              (d) Amended Term Loan Notes. Lenders shall have received the Amended Term Loan Notes duly executed and drawn to each Lender's respective order as appropriate.

              (e) Legal Fees. Borrower shall have reimbursed Agent for the reasonable legal fees of Shipman & Goodwin LLP, counsel to Agent, in connection with the negotiation, review, execution and delivery of all of the documents prepared with respect to the transactions contemplated herein, plus related disbursements.

              (f) Certificate of Qualification To Do Business. Lenders shall have received a current Certificate of Qualification to Do Business as a foreign corporation for Seller from the Secretary of State of Iowa.

              (g) Other. Borrower shall have delivered to Lenders such other documents as Agent or its counsel reasonably require.

          7. Notices. All notices, requests, consents, demands and other communications hereunder shall be in writing and shall be mailed by registered or certified first class mail or delivered by an overnight courier to the respective parties to this Amendment as set forth in the Loan Agreement.

          8. Governing Law. This Amendment shall be governed and controlled by the internal laws of the State of Connecticut.

                                       7

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          9.  Amendment and Restatement.  Upon the execution of this Amendment, the Loan Agreement and the other Loan Documents are restated to the extent that this Amendment restates them and are amended to the extent that this Amendment amends them. Except as specifically amended by the terms of this Amendment, the Amended Term Loan Notes or the First Amendment to Guarantor Security Agreement, all terms and conditions set forth in the Loan Documents, together with all schedules and exhibits attached thereto, shall remain in full force and effect. This Amendment, to the extent that it is inconsistent with the Loan Documents, supersedes the Loan Documents and any and all prior written or oral amendments of the Loan Documents.

          10. Waiver of Prejudgment Remedy. THE BORROWER ACKNOWLEDGES AND AGREES THAT THE TRANSACTIONS ARE COMMERCIAL TRANSACTIONS AND IT HEREBY WAIVES ANY RIGHT TO NOTICE AND HEARING AS MAY BE ALLOWED UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY AND PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SETS FORTH A COPY OF THE WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDERS' ATTORNEYS WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF ANY NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

          11.  Waiver of Jury Trial and Consequential Damages.

          (a) THE BORROWER AND THE LENDERS EACH HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER AND THE LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THE AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS

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SECTION 10(a) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM
TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. THE BORROWER AND THE LENDERS EACH ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

          (b) NONE OF THE AGENT, ANY LENDER, BORROWER, OR ANY AGENT OR ATTORNEY OF EITHER OF THEM SHALL BE LIABLE TO ANY OF THE OTHERS FOR PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT, OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION, OR COLLECTION OF THE OBLIGATIONS RELATING IN ANY WAY TO THIS AMENDMENT, THE NOTES, OR ANY OF THE OTHER LOAN DOCUMENTS, OR THE ACTION OR INACTION OF ANY OF SUCH PERSONS UNDER ANY ONE OR MORE HEREOF OR THEREOF.

          (c) IN THE EVENT THE AGENT SEEKS TO TAKE POSSESSION OF ANY OR ALL OF THE COLLATERAL BY COURT PROCESS OR OTHER METHOD AVAILABLE UNDER THE LAW, BORROWER IRREVOCABLY WAIVES ANY BOND AND ANY SURETY OR SECURITY RELATING THERETO REQUIRED BY ANY STATUTE, COURT RULE OR OTHERWISE AS AN INCIDENT TO SUCH POSSESSION, AND WAIVES ANY DEMAND FOR POSSESSION PRIOR TO THE COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER WITH RESPECT THERETO. BORROWER FURTHER WAIVES THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.



                          [Signature Page to Follow]

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

                                        BORROWER:

                                        TRANS-LUX CORPORATION


                                        By:/s/ Angela D. Toppi
                                           --------------------------------
                                           Angela D. Toppi
                                           Its:  Executive Vice President


                                        AGENT:

                                        PEOPLE'S BANK


                                        By:/s/ Martin Anderson
                                           --------------------------------
                                           Martin Anderson
                                           Its:  Vice President


                                        LENDERS:

                                        THE BANK OF NEW YORK


                                        By:/s/ J. Scott Bognar
                                           --------------------------------
                                           J. Scott Bognar
                                           Its:  Vice President


                                        PEOPLE'S BANK


                                        By:/s/ Martin Anderson
                                           --------------------------------
                                           Martin Anderson
                                           Its:  Vice President


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